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                                                                    EXHIBIT 99.1

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         PROXY                 WHEATLEY TXT CORP.                 PROXY
                            6750 S. 57TH WEST AVENUE
                             TULSA, OKLAHOMA 74131

              PROXY SOLICITED FOR SPECIAL MEETING OF STOCKHOLDERS

                                 AUGUST 5, 1994



           The undersigned hereby appoints Gary L. Rosenthal, David A. Moore and Michael D. Reynolds, and each of them, the proxy and attorney-in-fact for the undersigned, with full power of substitution and resubstitution in each, with discretionary authority to vote on behalf of the undersigned at the Special Meeting of Stockholders of Wheatley TXT Corp. to be held at the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas on Friday, August 5, 1994 at 9:00 A.M. (local time) and at any adjournment or postponement of such meeting, all Common Stock of Wheatley TXT Corp. standing in the name of the undersigned or which the undersigned may be entitled to vote at such Special Meeting.


       /X/  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

       1. THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT AND THE MERGER (as described in the Proxy Statement/Prospectus).

                  / / FOR        / / AGAINST        / / ABSTAIN

           THIS PROXY MAY BE REVOKED BY A PROXY EXECUTED AT A LATER DATE OR OTHERWISE AS SET FORTH IN THE PROXY STATEMENT/PROSPECTUS THAT ACCOMPANIED THIS CARD, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

                               (SEE REVERSE SIDE)
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           THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED
       BELOW BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT AND THE MERGER.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT AND THE MERGER.
                                            Date                   , 1994
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                                                    Signature(s)
                                             Please sign, date and mail
                                                 this proxy promptly
                                            using the enclosed envelope.
                                            Please sign exactly as name
                                            appears on this card. Joint
                                            owners should each sign. When
                                            signing as attorney,
                                            executor, administrator,
                                            trustee or guardian, please
                                            give full title as such. If a
                                            corporation, please sign full
                                            corporation name and sign
                                            authorized officer's name and
                                            title. If a partnership,
                                            please sign in partnership
                                            name and sign authorized
                                            person's name and title.

                                            The undersigned hereby
                                            revokes all proxies
                                            heretofore given by the
                                            undersigned to vote at such
                                            meeting or any adjournments
                                            or postponements thereof.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
       WHEATLEY TXT CORP. PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY
                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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